UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 17, 2006
                                                         ---------------


                          DATA SYSTEMS & SOFTWARE INC.
           (Exact name of Registrants as Specified in their Charters)


           Delaware                     0-19771                 22-2786081
--------------------------------------------------------------------------------
(States or Other Jurisdiction   (Commission file Numbers)     (IRS Employer
      of Incorporation)                                    Identification Nos.)


                 200 Route 17, Mahwah, New Jersey           07430
             -------------------------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)


        Registrants' telephone number, including area code (201) 529-2026
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.

         On August 7, 2006 we consummated the purchase of an approximately 23% interest in Paketeria GmbH. A description of the transaction can be found in the Company's Quarterly Report on Form 10-Q for the three months ended June 30, 2006, filed with the SEC on August 11, 2006. The agreements entered into in connection with the purchase are attached as exhibits hereto.


Item 9.01         Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.       Description
-----------       -----------

10.1              Form of Common Stock Purchase Agreement

10.2 Form of Note Purchase Agreement with Form of Convertible Promissory Note attached

10.3              Form of Stock Purchase Agreement

10.4              Form of Investors' Rights Agreement

10.5              Form of Non-Plan Option Agreement

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 23rd day of August, 2006.


                                    DATA SYSTEMS & SOFTWARE INC.


                                    By:      /s/ Sheldon Krause
                                             -----------------------------
                                    Name:    Sheldon Krause
                                    Title:   Secretary and General Counsel